TIAA-CREF MUTUAL FUNDS

SUPPLEMENT NO. 1
dated August 21, 2006
to the May 1, 2006 Statement of Additional Information (SAI)

Changes to the Board of Trustees

Effective July 18, 2006, Dr. Carleton and Mr. Longstreth retired from the Board of Trustees of TIAA-CREF Mutual Funds (the “Fund”). Therefore, they should each be removed from the list of trustees in the Fund’s SAI.

Also effective July 18, 2006, Dr. Laura T. Starks was appointed to the Board of Trustees of the Fund. The following information should be added to the list of the trustees in the Fund’s SAI.

Number of
Portfolios
				in Fund	Other
	Position(s)	Term of Office		Complex	Directorships
	Held with	and Length of	Principal Occupation(s)	Overseen	Held by
Name, Address and Age	Fund	Time Served	During Past 5 Years	by Trustee	Trustee

Laura T. Starks	Trustee	Indefinite term.	Chairman, Department of Finance, the	66	None
c/o Corporate Secretary		Trustee since 2006.	Charles E. and Sarah M. Seay Regents
730 Third Avenue			Chair in Finance (2002–present), and
New York, NY 10017-3206			Director, AIM Investment Center, McCombs
Age: 56			School of Business, University of Texas at
Austin (2000–present), Professor, University
of Texas at Austin (1987–present), Fellow,
Financial Management Association
(2002–present). Associate Dean for
Research (2001–2002), Associate
Director for Research, the Center for
International Business Education and
Research, University of Texas at Austin
(2000–2003), Director of the Bureau
of Business Research, University of Texas
at Austin (2001–2002).

Dr. Starks will serve as a member of the following Board committees: the Corporate Governance and Social Responsibility Committee and the Operations Committee.

The following should be added to the table disclosing the trustees’ equity ownership in the Fund and the TIAA-CREF Fund Complex:

	Dollar Range of Equity	Aggregate Dollar Range of
	Securities in Fund	Equity Securities
Name of Trustee	(as of May 31, 2006)	(as of May 31, 2006)

Laura T. Starks	$0	Over $100,000

Changes to the Committees of the Board of Trustees

The Audit Committee has been renamed the “Audit and Compliance Committee” and the Finance Committee has been renamed the “Investment Committee.” Additionally, a new committee, the Operations Committee, has been formed to, among other things, oversee contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. The current members of the Operations Committee are Prof. Jackson (chair), Dr. Flood, Dr. Jacob and Dr. Starks.

New Chief Financial Officer

Effective July 18, 2006, the Fund’s Board of Trustees appointed Georganne C. Proctor as Executive Vice President and Chief Financial Officer of the Fund. She replaces Russell Noles, who had held the position of Vice President and Acting Chief Financial Officer of the Fund. Consequently, Mr. Noles should be removed from the list of officers in the Fund’s SAI and the following information concerning Ms. Proctor should be added to this list.

	Position(s)	Term of Office
	Held with	and Length	Principal Occupation(s)
Name, Address and Age	Fund	of Time Served	During Past 5 Years

Georganne C. Proctor	Executive Vice President	Indefinite term. Executive Vice President	Executive Vice President and Chief
TIAA-CREF	and Chief Financial Officer	and Chief Financial Officer since 2006.	Financial Officer of TIAA and the
730 Third Avenue			TIAA-CREF Fund Complex since 2006.
New York, NY 10017-3206			Manager and Executive Vice President
Age: 49			of TIAA-CREF Investment Management,
LLC, Director and Executive Vice Presi-
dent of Teachers Personal Investors Ser-
vices, Inc. and Teachers Advisors, Inc.
Formerly, Executive Vice President,
Finance, Golden West Financial Corp-
oration (2002–2006) and Senior Vice
President, Chief Financial Officer and
Director, Bechtel Group, Inc.
(1999–2002).

A11224 8/06